Filed Pursuant to Rule 497(e)
                                                  1933 Act File No. 033-06836
                                                  1940 Act File No. 811-04722

                              P R O S P E C T U S
                                OCTOBER 9, 2004
                       (AS SUPPLEMENTED NOVEMBER 3, 2004)

                             FMI Mutual Funds, Inc.

                              FMI Provident Trust
                                 Strategy Fund

                            FMI Winslow Growth Fund

                           FMI Knappenberger Partners
                              Emerging Growth Fund

                               FMI Woodland Small
                           Capitalization Value Fund

                              NO-LOAD MUTUAL FUNDS

PROSPECTUS                                                     OCTOBER 9, 2004
                                            (AS SUPPLEMENTED NOVEMBER 3, 2004)

                             FMI Mutual Funds, Inc.

  FMI Mutual Funds, Inc. (the "FMI Funds") is a family of no load mutual funds. Each of the FMI Funds invests mainly in common stocks of U.S. companies.

  The FMI Funds are:

  o  FMI Provident Trust Strategy Fund    o FMI Knappenberger Partners Emerging
                                              Growth Fund

  o  FMI Winslow Growth Fund              o FMI Woodland Small Capitalization
                                              Value Fund

  Please read this Prospectus and keep it for future reference. It contains important information, including information on how the FMI Funds invest and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FMI Mutual Funds, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, Wisconsin  53202
(414) 226-4555

                               TABLE OF CONTENTS

QUESTIONS EVERY INVESTOR SHOULD ASK
  BEFORE INVESTING IN THE FMI FUNDS                                          1

FEES AND EXPENSES                                                            9

INVESTMENT OBJECTIVES AND STRATEGIES                                        11

MANAGEMENT OF THE FUNDS                                                     13

THE FUNDS' SHARE PRICE                                                      15

PURCHASING SHARES                                                           15

REDEEMING SHARES                                                            18

EXCHANGING SHARES                                                           20

DIVIDENDS, DISTRIBUTIONS AND TAXES                                          21

FINANCIAL HIGHLIGHTS                                                        21

SHARE PURCHASE APPLICATION                                          CENTERFOLD

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE FMI FUNDS

1. WHAT ARE THE FMI FUNDS' GOALS?

   FMI PROVIDENT TRUST STRATEGY FUND (THE "STRATEGY FUND")

       The Strategy Fund seeks a combination of long-term growth of capital and income to achieve a high total return, while assuming reasonable risks.

   FMI WINSLOW GROWTH FUND (THE "GROWTH FUND")

       The Growth Fund seeks long-term growth of capital.

   FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND (THE "EMERGING GROWTH FUND")

       The Emerging Growth Fund seeks long-term growth of capital.

   FMI WOODLAND SMALL CAPITALIZATION VALUE FUND (THE "SMALL CAP VALUE FUND")

       The Small Cap Value Fund seeks long-term growth of capital.

2. WHAT ARE THE FMI FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

       Each of the FMI Funds invests mainly in common stocks of United States companies. However, the Strategy Fund, consistent with its investment objective, may also invest mainly in debt securities or in both common stocks and debt securities. Further, unlike the other FMI Funds, the Strategy Fund is a non-diversified portfolio and generally invests in fewer securities and/or industries than a diversified portfolio, which may result in its top ten holdings constituting 50% or more of its assets. The FMI Funds employ different investment strategies to achieve their investment objectives. Unlike many mutual fund families where most of the stock funds invest in substantially the same companies, each of the FMI Funds targets a different subset of the domestic stock market. While from time to time there will be some investments common to some or all of the FMI Funds, their portfolios and performance will vary significantly. Please read this Prospectus carefully to determine which of the FMI Funds best meets your investment objectives.

   FMI PROVIDENT TRUST STRATEGY FUND

       The Strategy Fund is our flexible fund. We anticipate that the Strategy Fund will invest mainly in common stocks most of the time. However, because it is a flexible fund, it may also invest mainly in bonds and other debt securities (such as notes, debentures, bills or money market instruments), or in both common stocks and debt securities. The Strategy Fund is not required to invest any minimum or maximum percentage of its assets in common stocks or any other type of security. The common stocks the Strategy Fund purchases are generally of smaller capitalization growth companies, mid-cap growth companies or large capitalization growth companies (companies having a market capitalization of $1 billion or more at the time of purchase). The debt securities the Strategy Fund purchases are primarily U.S. government securities or corporate debt securities rated A or better by a nationally recognized rating agency. The debt securities the Strategy Fund purchases usually have maturities of under 10 years. When implementing its asset allocation strategy, the Strategy Fund reviews the economic outlook, the direction in which inflation and interest rates are expected to move and the level of securities prices to determine the probability that common stocks as an asset class will perform better than debt securities of varying maturities. The Strategy Fund's investment strategy may result in high portfolio turnover.

   FMI WINSLOW GROWTH FUND

       The Growth Fund invests in companies that have the potential for above-average future earnings growth. We believe investing in these companies provides an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Growth Fund generally invests in mid to large capitalization companies. These are companies having a market capitalization in excess of $3.0 billion at the time of purchase and generally are improving their financial returns. The Growth Fund's investment strategy may result in high portfolio turnover.

   FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND

       Like the Growth Fund, the Emerging Growth Fund invests in companies that have the potential for above-average future earnings growth. The Emerging Growth Fund differs from the Growth Fund in that it primarily invests in small capitalization companies and smaller mid-cap companies (i.e. companies having a market capitalization under $3.0 billion at the time of purchase). Most of these companies compete in new and emerging markets and often have exciting new products to offer. The portfolio manager of the Emerging Growth Fund looks for the "rising stars" in all industries. The Emerging Growth Fund also does not automatically sell proven performers if their market capitalization subsequently exceeds $3.0 billion, but generally will not add to its holdings of these companies. The Emerging Growth Fund's investment strategy may result in high portfolio turnover.

   FMI WOODLAND SMALL CAPITALIZATION VALUE FUND

       The Small Cap Value Fund invests in companies which our portfolio managers believe to be undervalued. We believe this investment approach has the potential to produce superior portfolio returns if the market ultimately recognizes that investments held by these Funds are undervalued. The Small Cap Value Fund primarily invests in small capitalization companies (i.e., companies having a market capitalization of $1.5 billion or less at the time of purchase). Our portfolio manager looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FMI FUNDS?

       Investors in the FMI Funds may lose money. There are risks associated with investments in the types of securities in which the FMI Funds invest. These risks include:

                                                                   EMERGING                      SMALL
     STRATEGY FUND                      GROWTH FUND               GROWTH FUND                CAP VALUE FUND
     -------------                      -----------               -----------                --------------
   o  Market Risk                    o  Market Risk            o  Market Risk              o Market Risk

   o  Growth Investing Risk          o  Growth Investing Risk  o  Smaller Capitalization   o Smaller Capitalization
                                                                  Companies Risk             Companies Risk

   o  Interest                       o  High Portfolio         o  Growth                   o Value
      Rate Risk                         Turnover Risk             Investing Risk             Investing Risk

   o  Credit Risk                                              o  High Portfolio
                                                                  Turnover Risk
   o  Prepayment Risk

   o  Asset Allocation Risk

   o  Non-Diversification Risk

   o  High Portfolio Turnover Risk

       o MARKET RISK: The prices of the securities in which the FMI Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. Should a company undergo bankruptcy, the stocks of that company might have the least senior interest and could become worthless. In addition, growth stocks and/or stocks of small-capitalization companies may under perform the market as a whole.

       o SMALLER CAPITALIZATION COMPANIES RISK: The Small Cap Value Fund and the Emerging Growth Fund invest primarily in smaller capitalization companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

       o GROWTH INVESTING RISK: Each of the Strategy Fund, the Growth Fund and the Emerging Growth Fund primarily invest in "growth" stocks. Our portfolio managers may be wrong in their assessments of a company's potential for growth and the stocks these Funds hold may not grow as our portfolio managers anticipate. From time to time "growth" investing falls out of favor with investors. During these periods, these Funds' relative performance may suffer.

       o VALUE INVESTING RISK: The Small Cap Value Fund primarily invests in "value" stocks. Our portfolio managers may be wrong in their assessment of a company's value and the stocks this Fund holds may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During those periods, this Fund's relative performance may suffer.

       o INTEREST RATE RISK: At times, the Strategy Fund may invest primarily in debt securities. In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

       o CREDIT RISK: At times, the Strategy Fund may invest primarily in debt securities. The issuers of the bonds and other debt securities held by the Strategy Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

       o PREPAYMENT RISK: At times, the Strategy Fund may invest primarily in debt securities. The issuers of the bonds and other debt securities held by the Strategy Fund may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes.

       o ASSET ALLOCATION RISK: As a flexible fund, the Strategy Fund allocates its investments among various asset classes. The Strategy Fund's performance will be affected by its portfolio manager's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Strategy Fund invests. For example, the Strategy Fund's relative investment performance would suffer if only a small portion of the Strategy Fund's assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.

       o NON-DIVERSIFICATION RISK: The Strategy Fund is a non-diversified investment company. As such, it will likely invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Strategy Fund invests perform poorly, the Strategy Fund could incur greater losses than it would have had it invested in a greater number of securities.

       o HIGH PORTFOLIO TURNOVER RISK: The investment strategy of the Strategy Fund, the Growth Fund and the Emerging Growth Fund may result in high portfolio turnover. High portfolio turnover necessarily results in corresponding greater transaction costs (such as brokerage commissions or markups or markdowns), which the Funds must pay, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

       Because of these risks the FMI Funds are a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the FMI Funds.

4. HOW HAVE THE FMI FUNDS PERFORMED?

       The bar charts and tables that follow provide some indication of the risks of investing in the FMI Funds by showing changes in the performance from year to year of the Strategy Fund, the Growth Fund, the Emerging Growth Fund and the Small Cap Value Fund and how their average annual returns (before and after taxes) over various periods compare to the performance of various broad-based securities indexes. Please remember that each Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                       FMI PROVIDENT TRUST STRATEGY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1994                    -2.02%
                         1995                    23.19%
                         1996                    20.48%
                         1997                    30.04%
                         1998                    38.69%
                         1999                    25.12%
                         2000                   -16.28%
                         2001                   -18.16%
                         2002                   -18.13%
                         2003                    32.29%

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 24.02% (quarter ended December 31, 1998) and the lowest total return for a quarter was -11.67% (quarter ended December 31, 2000).

       The Fund's 2004 year to date total return is 4.67% (January 1, 2004 through the quarter ended September 30, 2004).

       For the 1994 calendar year, Fiduciary Management, Inc. was the investment adviser to the Strategy Fund. For the 1995-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Strategy Fund. On October 15, 2001, Fiduciary Management, Inc. again became the investment adviser to the Strategy Fund.

       For the 1994 calendar year, the portfolio manager to the Strategy Fund was Fiduciary Management, Inc. For the calendar years 1995-2001, the portfolio manager to the Strategy Fund was Palm Beach Investment Advisers, LLC. Since 2002, the portfolio manager to the Strategy Fund has been Provident Trust Company.

   AVERAGE ANNUAL TOTAL RETURNS                                PAST           PAST           PAST
   (FOR THE PERIODS ENDING DECEMBER 31, 2003)                  YEAR         5 YEARS        10 YEARS
   ------------------------------------------                  ----         -------        --------
   Strategy Fund (before taxes)                               32.29%         -1.47%          9.31%
   Strategy Fund (after taxes on distributions)(1)<F1>        32.26%         -5.68%          5.83%
   Strategy Fund (after taxes on distributions
     and sale of Fund shares)(1)<F1>                          20.99%         -2.20%          7.00%
   S&P 500(2)<F2>                                             28.68%         -0.57%         11.07%

(1)<F1> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F2> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices. Reflects no deduction for fees, expenses or taxes.

                            FMI WINSLOW GROWTH FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1996                    16.85%
                         1997                    22.40%
                         1998                    29.23%
                         1999                    19.07%
                         2000                   -10.24%
                         2001                   -14.98%
                         2002                   -28.87%
                         2003                    32.84%

Note: During the eight year period shown on the bar chart, the Fund's highest total return for a quarter was 29.76% (quarter ended December 31, 1998) and the lowest total return for a quarter was -19.96% (quarter ended September 30, 2001).

       The Fund's 2004 year to date total return is 2.02% (January 1, 2004 through the quarter ended September 30, 2004).

       For the 1996-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Growth Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Growth Fund.

       Since 1996, the portfolio manager to the Growth Fund has been Winslow Capital Management, Inc.

                                                                                          SINCE THE INCEPTION
   AVERAGE ANNUAL TOTAL RETURNS                                PAST           PAST             OF THE FUND
   (FOR THE PERIODS ENDING DECEMBER 31, 2003)                  YEAR         5 YEARS          (JULY 1, 1995)
   ------------------------------------------                  ----         -------       -------------------
   Growth Fund (before taxes)                                 32.84%         -3.01%               6.61%
   Growth Fund (after taxes on distributions)(1)<F3>          32.84%         -8.36%               2.41%
   Growth Fund (after taxes on distributions
     and sale of Fund shares)(1)<F3>                          21.34%         -4.46%               4.21%
   S&P 500                                                    28.68%         -0.57%              10.59%
   Russell 1000 Growth(2)<F4>                                 29.75%         -5.11%               7.73%

(1)<F3> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F4> The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Reflects no deduction for fees, expenses or taxes.

                FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         2000                    -3.89%
                         2001                   -16.37%
                         2002                   -36.05%
                         2003                    45.61%

Note: During the four year period shown on the bar chart, the Fund's highest total return for a quarter was 26.16% (quarter ended December 31, 2001) and the lowest total return for a quarter was -28.06% (quarter ended September 30, 2001).

       The Fund's 2004 year to date total return is -6.56% (January 1, 2004 through the quarter ended September 30, 2004).

       For the 2000 calendar year, Resource Capital Advisers, Inc. was the investment adviser to the Emerging Growth Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Emerging Growth Fund.

       Since 2000, the portfolio manager to the Emerging Growth Fund has been KB Growth Advisors LLC (d/b/a Knappenberger Partners).

                                                                                     SINCE THE INCEPTION
   AVERAGE ANNUAL TOTAL RETURNS                                          PAST            OF THE FUND
   (FOR THE PERIODS ENDING DECEMBER 31, 2003)                            YEAR        (SEPTEMBER 30, 1999)
   ------------------------------------------                            ----        --------------------
   Emerging Growth Fund (before taxes)                                  45.61%              -0.66%
   Emerging Growth Fund (after taxes on distributions)(1)<F5>           45.61%              -0.77%
   Emerging Growth Fund (after taxes on distributions
     and sale of Fund shares)(1)<F5>                                    29.64%              -0.62%
   Russell 2000 Growth Index(2)<F6>                                     48.54%              -0.64%
   Russell 2000 Index(3)<F7>                                            47.25%               7.84%

(1)<F5> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F6> The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Reflects no deduction for fees, expenses or taxes.
(3)<F7> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks. Reflects no deduction for fees, expenses or taxes.

                  FMI WOODLAND SMALL CAPITALIZATION VALUE FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1997                    21.08%
                         1998                    -3.86%
                         1999                     0.05%
                         2000                     1.84%
                         2001                    16.49%
                         2002                    -9.79%
                         2003                    28.46%

Note: During the seven year period shown on the bar chart, the Fund's highest total return for a quarter was 22.26% (quarter ended December 31, 1998) and the lowest total return for a quarter was -24.09% (quarter ended September 30, 1998).

       The Fund's 2004 year to date total return is 6.84% (January 1, 2004 through the quarter ended September 30, 2004).

       For the 1997-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Small Cap Value Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Small Cap Value Fund.

       From 1997 to December 2002, the portfolio manager to the Small Cap Value Fund was Woodland Partners LLC. In December 2002, Woodland Partners, a division of GAMCO Investors, Inc., became the portfolio manager to the Small Cap Value Fund when GAMCO Investors acquired the mutual fund investment advisory business of Woodland Partners LLC.

                                                                                               SINCE THE INCEPTION
   AVERAGE ANNUAL TOTAL RETURNS                                     PAST           PAST             OF THE FUND
   (FOR THE PERIODS ENDING DECEMBER 31, 2003)                       YEAR         5 YEARS       (SEPTEMBER 16, 1996)
   ------------------------------------------                       ----         -------       -------------------
   Small Cap Value Fund (before taxes)                             28.46%         6.58%               7.95%
   Small Cap Value Fund (after taxes on distributions)(1)<F8>      28.46%         5.59%               7.17%
   Small Cap Value Fund (after taxes on distributions
     and sale of Fund shares)(1)<F8>                               18.50%         5.13%               6.51%
   Russell 2000 Index                                              47.25%         7.13%               8.34%

(1)<F8> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from capital losses that would have been incurred.

FEES AND EXPENSES

   The table below describes the fees and expenses that you may pay if you buy and hold shares of the FMI Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                            EMERGING           SMALL
                                        STRATEGY           GROWTH            GROWTH             CAP
                                          FUND              FUND              FUND          VALUE FUND
                                        --------           ------           --------        ----------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  Percentage of offering price)         No Sales         No Sales          No Sales         No Sales
                                        Charge           Charge            Charge           Charge
Maximum Deferred Sales
  Charge (Load)                         No Deferred      No Deferred       No Deferred      No Deferred
                                        Sales Charge     Sales Charge      Sales Charge     Sales Charge
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends And Distributions           No Sales         No Sales          No Sales         No Sales
                                        Charge           Charge            Charge           Charge
Redemption Fee(1)<F9>                   None             None              None             None
Exchange Fee                            None             None              None             None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                         0.75%            1.00%             1.00%            1.00%
Distribution and/or
  Service (12b-1) Fees                  0.00%            0.00%             0.00%            0.00%
Other Expenses                          1.14%            1.78%             0.44%            0.49%
Total Annual Fund
  Operating Expenses(2)<F10>            1.89%            2.78%             1.44%            1.49%
Expense Reimbursement(2)<F10>           0.69%            1.48%             0.14%            0.19%
Net Expenses                            1.20%            1.30%             1.30%            1.30%

 (1)<F9>  Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F10> During the fiscal year ended June 30, 2004, Fiduciary Management, Inc. reimbursed each Fund (other than the Strategy Fund) to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed 1.30%. For the Strategy Fund, Fiduciary Management, Inc. has agreed to reimburse the Fund for expenses in excess of 1.2% of the Fund's first $20,000,000 in average daily net assets; for expenses in excess of 1.1% of the Fund's next $10,000,000 in average daily net assets; for expenses in excess of 1.0% of the Fund's next $20,000,000 in average daily net assets; for expenses in excess of 0.9% of the Fund's next $50,000,000 in average daily net assets; and for expenses in excess of 0.8% of the Fund's average daily net assets in excess of $100,000.000. Fiduciary Management may discontinue these reimbursements at any time, but will not do so prior to June 30, 2005.

EXAMPLE

   This Example is intended to help you compare the cost of investing in the FMI Funds with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                         1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                                         ------        -------        -------        --------
   FMI Provident Trust Strategy Fund                      $122           $525          $  952         $2,144
   FMI Winslow Growth Fund                                $132           $718          $1,330         $2,984
   FMI Knappenberger Partners Emerging Growth Fund        $132           $441          $  773         $1,710
   FMI Woodland Small Capitalization Value Fund           $132           $452          $  794         $1,760

This Example assumes the expense reimbursement obligations of the investment adviser are in effect for only the first year. Thereafter this Example does not reflect any expense reimbursement obligations.

INVESTMENT OBJECTIVES AND
STRATEGIES

GENERAL

   The Strategy Fund seeks a combination of long-term growth of capital and income to achieve a high total return, while assuming reasonable risks. The Growth Fund seeks long-term growth of capital. The Emerging Growth Fund seeks long-term growth of capital. The Small Cap Value Fund seeks long-term growth of capital. Each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the FMI Funds might not appreciate and investors could lose money.

   The FMI Funds invest mainly in common stocks of United States companies. However, the Strategy Fund, consistent with its investment objective, may also invest mainly in debt securities (such as bonds, notes, debentures, bills, or money market instruments), or in both common stocks or debt securities. Each of the FMI Funds, in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The FMI Funds will not be able to achieve their investment objectives of capital appreciation or growth to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. Also these investments will usually have a lower yield than the longer term debt securities in which the Strategy Fund may invest. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

   All of our portfolio managers take a "focused" approach to investing. By "focused" we mean investing in a limited number of stocks. Usually each of the FMI Funds will hold stocks of less than 70 companies. They are not "closet indexers." ("Closet indexers" are portfolio managers that purport to actively manage a portfolio but actually manage it in such a way that its returns will be substantially similar to an index.)

   The Small Cap Value Fund does not attempt to achieve its investment objective by active and frequent trading of common stocks. The investment strategies of the Strategy Fund, the Growth Fund and the Emerging Growth Fund may result in high portfolio turnover.

FMI PROVIDENT TRUST STRATEGY FUND

   The portfolio manager for the Strategy Fund utilizes a "top-down" investment approach when it determines the portion of the Strategy Fund's assets to be allocated to stocks and the portion to be allocated to bonds and other debt securities. The portfolio manager reviews the economic outlook, the direction in which inflation and interest rates are expected to move and the level of securities prices to determine the probability that common stocks as an asset class will perform better than debt securities of varying maturities.

   After the portfolio manager has determined the appropriate allocations among asset classes, it selects individual investments. When purchasing common stocks for the Strategy Fund, the portfolio manager takes a "bottom-up" approach to identifying companies that have the potential for above average growth. When purchasing bonds and other debt securities for the Strategy Fund, the portfolio manager takes a "top-down" approach to determine the desired maturity of the Fund's portfolio of debt securities and the allocation between U.S. government securities and corporate debt securities.

   The portfolio manager employs a sell discipline pursuant to which it will:

   o  Sell or reduce a position as part of its asset allocation process

   o  Sell an entire position when fundamentals are deteriorating

   o Reduce or sell an entire position when it reaches the portfolio manager's target price

FMI WINSLOW GROWTH FUND

   When purchasing stocks for the Growth Fund, the portfolio manager looks for companies having some or all of the following attributes:

   o  Consistent and sustainable future growth of revenue and earnings

   o  Low financial leverage with strong cash flow

   o  High return on equity/low debt-to-total capital

   o  Management focused on shareholder value

   o  Dominant market leader

   The portfolio manager takes a "bottom-up" investment approach when selecting investments for the Growth Fund. This means it bases investment decisions on company specific factors, not general economic conditions. The portfolio manager also employs a sell discipline pursuant to which it will:

   o  Trim back a position which exceeds 5% of the Growth Fund

   o  Sell an entire position when fundamentals are deteriorating

   o Reduce or sell an entire position when it finds a better investment to replace it

   O  Trim back a position after a strong relative price increase

FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND

   When purchasing stocks for the Emerging Growth Fund, the portfolio manager identifies companies early in their public company existence. Most of these companies compete in new and emerging markets and often have exciting new products to offer. When selecting investments for the Emerging Growth Fund, the portfolio manager emphasizes a "bottom-up" approach to look for companies with long-term growth potential whose earnings the portfolio manager expects to grow at least 15% per year. The portfolio manager also emphasizes a sell discipline pursuant to which it will:

   o  Trim back a position which exceeds 5% of the Emerging Growth Fund

   o Reduce or sell an entire position when it finds a better investment to replace it

   o Sell all or substantially all of a position when fundamentals deteriorate or where there is a change in one or more factors which led to the original investment decision

   o Will sell a position when a stock's market capitalization exceeds $10 billion

FMI WOODLAND SMALL CAPITALIZATION VALUE FUND

   When purchasing stocks for the Small Cap Value Fund, the portfolio manager utilizes a "bottom-up" investment approach. The portfolio manager looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value. These companies typically include companies undergoing fundamental change through new management teams or different strategies.

   The portfolio manager employs a sell discipline pursuant to which it will:

   o Sell a position when the price of the stock exceeds the company's per share intrinsic value

   o Sell a position when it has diminished confidence that management will execute its stated strategy

MANAGEMENT OF THE FUNDS

FIDUCIARY MANAGEMENT, INC. IS THE INVESTMENT ADVISER TO THE FUNDS.

   Fiduciary Management, Inc. (the "Adviser") is the investment adviser to each of the FMI Funds. The Adviser's address is:

          100 East Wisconsin Avenue
          Suite 2200
          Milwaukee, Wisconsin  53202

   As the investment adviser to the Funds, the Adviser:

   o Provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and general services for the Funds

   o Develops the investment programs, selects portfolio managers and monitors the portfolio managers' investment programs and results

   During the last fiscal year, each of the Growth Fund, the Emerging Growth Fund and the Small Cap Value Fund paid an annual investment advisory fee equal to 1.00% of its average net assets. The Strategy Fund pays the Adviser an annual investment advisory fee equal to 0.75% of its average net assets (0.65% with respect to average net assets in excess of $30 million and less than or equal to $100 million and 0.60% with respect to average net assets in excess of $100 million).

   The Adviser was organized in 1980 and is an investment adviser to individuals and institutional clients. The Adviser is controlled by Ted D. Kellner.

EACH OF THE FUNDS HAVE DIFFERENT
PORTFOLIO MANAGERS

   The investment portfolio of each of the FMI Funds is managed by a different sub-adviser. We refer to the sub-advisers as "portfolio managers." Each portfolio manager has complete discretion to purchase and sell portfolio securities for the Fund for which it is acting as portfolio manager within such Fund's investment objectives, restrictions and policies, and specific strategies, if any, developed by the Adviser. The Adviser employs and terminates portfolio managers, subject to approval of the Board of Directors of the FMI Funds.

   The employment of a new portfolio manager for a Fund currently requires the prior approval of the shareholders of that Fund. The Fund may request an order of the Securities and Exchange Commission exempting the Fund from the requirement for shareholder approval of a new portfolio manager. The Securities and Exchange Commission might not grant the request. However, if an order is granted, the Fund will notify shareholders of any change in its portfolio manager.

   The Adviser pays the fees of each portfolio manager. These fees are based on a percentage of Fund assets under management; there are no performance or incentive fees. The portfolio managers for all of the FMI Funds (other than the Strategy Fund) receive a fee equal to 0.75% of the average net assets of the Fund for which it serves as portfolio manager. The portfolio manager for the Strategy Fund receives a fee equal to 0.60% of the average net assets of the Fund (0.50% with respect to the average net assets in excess of $30 million).

   In selecting portfolio managers, the Adviser evaluates quantitatively and qualitatively the portfolio manager's skills and results in managing assets for specific asset classes, investment styles and strategies. The Adviser evaluates the risks and returns of the portfolio managers' investment style over an entire market cycle. The Adviser does not consider short-term investment performance, by itself, to be a controlling factor in selecting or terminating a portfolio manager.

FMI PROVIDENT TRUST STRATEGY FUND

   Provident Trust Company is the portfolio manager to the Strategy Fund. Its address is:

          N27 W23957 Paul Road
          Suite 204
          Pewaukee, WI  53072

   Provident Trust Company (or its immediate predecessor) has managed equity and fixed income portfolios for individual and institutional clients since January 1999, and, as of September 30, 2004, managed approximately $560 million in assets. J. Scott Harkness, President of Provident Trust Company, is primarily responsible for the day-to-day management of the Strategy Fund's portfolio. Michael A. Schelble, Vice President of Provident Trust Company, acts as Assistant Portfolio Manager. Messrs. Harkness and Schelble have been employed by Provident Trust Company or its immediate predecessor since January 1999. Provident Trust Company is controlled by J. Scott Harkness. Prior to January 1999, Messrs. Harkness and Schelble were employed as the Chief Investment Officer and Vice President, respectively, of Firstar Investment Research & Management Company.

FMI WINSLOW GROWTH FUND

   Winslow Capital Management, Inc. is the portfolio manager to the Growth Fund. Its address is:

          4720 IDS Tower
          80 South Eighth Street
          Minneapolis, MN  55402

   Winslow Capital Management, Inc. has been an investment adviser since 1992, and as of September 30, 2004 managed approximately $700 million in assets. The investment team of Winslow Capital Management, Inc., is jointly and primarily responsible for the day-to-day management of the Growth Fund's portfolio. Mr. Winslow has served as Chief Executive Officer and a portfolio manager of Winslow Capital Management, Inc. since 1992. Winslow Capital Management, Inc. is controlled by Clark J. Winslow.

FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND

   KB Growth Advisors LLC, doing business as Knappenberger Partners, is the portfolio manager to the Emerging Growth Fund. Its address is:

          800 LaSalle Avenue
          Suite 2280
          Minneapolis, MN  55402

   KB Growth Advisors LLC has been an investment adviser since 1998, and as of September 30, 2004 managed approximately $31 million in assets. Gail M. Knappenberger, Jill A. Thompson and Curt D. McLeod are primarily responsible for the day-to-day management of the Emerging Growth Fund's portfolio. Mr. Knappenberger has served as Chairman and Chief Executive Officer of KB Growth Advisors LLC since its inception in 1998. Ms. Thompson has served as portfolio managing partner since 1999. Prior to that time, she was with U.S. Bancorp Asset Management from 1989-1999, most recently as Managing Director. Mr. McLeod has served as portfolio managing partner since 2003. Prior to that time, he was a Principal and Senior Portfolio Manager with Paladin Investment Associates from 1997-2002. KB GrowthAdvisors LLC is controlled by Gail M. Knappenberger.

FMI WOODLAND SMALL CAPITALIZATION VALUE FUND

   Woodland Partners, a division of GAMCO Investors, Inc. ("GAMCO"), is the portfolio manager to the Small Cap Value Fund. Its address is:

          60 South Sixth Street
          Suite 3750
          Minneapolis, MN  55402

   Woodland Partners and its predecessor, Woodland Partners LLC, have been an investment adviser since 1996. As of September 30, 2004, Woodland Partners managed approximately $425 million in assets. Richard W. Jensen and Elizabeth
M. Lilly are primarily responsible for the day-to-day management of the Small Cap Value Fund's portfolio. From 1996 to the time of GAMCO's acquisition of Woodland Partners LLC, Mr. Jensen and Ms. Lilly were portfolio managers at Woodland Partners LLC. Prior to the acquisition, Mr. Jensen and Ms. Lilly became employed by GAMCO as portfolio managers. GAMCO is wholly-owned by Gabelli Asset Management, Inc.

THE FUNDS' SHARE PRICE

   The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. They will process purchase and redemption orders that they receive AFTER the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

   1.  Read this Prospectus carefully.

   2. Determine how much you want to invest keeping in mind the following minimums:

       A. NEW ACCOUNTS
          o All accounts                              $1,000

       B. EXISTING ACCOUNTS
          o Dividend
            reinvestment                          No Minimum
          o Automatic
            Investment Plan                           $   50
          o All other accounts                        $  100

   3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-811-5311 or 1-414-765-4124.

   4. Make your check payable to the full name of the FMI Fund you intend to purchase. All checks must be drawn on U.S. banks. The Funds will not accept payment in cash or money orders. The Funds will also not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

   5.  Send the application and check to:

       BY FIRST CLASS MAIL

          FMI Funds
          c/o U.S. Bancorp
          Fund Services, LLC
          P.O.  Box 701
          Milwaukee, WI 53201-0701

       BY OVERNIGHT DELIVERY SERVICE OR
       EXPRESS MAIL

          FMI Funds
          c/o U.S. Bancorp Fund Services, LLC
          3rd Floor
          615 East Michigan Street
          Milwaukee, WI 53202-5207

   PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

   You may purchase shares by wire transfer.

   Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

   Subsequent Investments by Wire - Please call 1-800-811-5311 or
1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

   YOU SHOULD WIRE FUNDS TO:

       U.S. Bank, N.A.
       777 East Wisconsin Avenue
       Milwaukee, WI 53202
       ABA #075000022

       CREDIT:
       U.S. Bancorp Fund Services, LLC
       Account #112-952-137

       FURTHER CREDIT:
       (name of Fund to be purchased)
       (shareholder registration)
       (shareholder account number,
          if known)

   You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

   Some broker-dealers may sell shares of the FMI Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

   The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

   o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

   o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

   o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

   If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

   The Funds may reject any Purchase Application for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Funds have not been registered for sale outside of the United States.

   The Funds will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate. The Funds will send investors a written confirmation for all purchases of shares, whether or not evidenced by certificates.

   The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer the following retirement plans:

   o  Traditional IRA
   o  Roth IRA
   o  Coverdell Education Savings Account
   o  SEP-IRA
   o  Simple IRA
   o  401(k) Plan
   o  403 (b)(7) Custodial Accounts

   Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-811-5311. The FMI Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:

       o  the name of the Fund(s)

       o  account number(s)

       o  the amount of money or number of shares being redeemed

       o  the name(s) on the account

       o  daytime phone number

       o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-811-5311 or 1-414-765-4124 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. If you hold physical certificates for your shares, they should be mailed to or deposited with U.S. Bancorp Fund Services, LLC and should be accompanied with a written request for redemption. The written request should contain a signature guarantee. Even though the back of the certificate contains a line for a signature and signature guarantee, please return the certificates unsigned.

   4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered.

       o The redemption proceeds are to be sent to an address other than the address of record.

       o  As noted above, the redemption request involves physical certificates.

       o  Ownership is changed on your account.

       o  The redemption request is made within 30 days after an address change.

       o  To change bank information on your account.

       o Any redemption transmitted by Federal wire transfer to a bank other than the bank of record.

       A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   5.  Send the letter of instruction to:

       BY FIRST CLASS MAIL

          FMI Funds
          c/o U.S. Bancorp
          Fund Services, LLC
          Shareholder Services Center
          P. O. Box 701
          Milwaukee, WI  53201-0701

       BY OVERNIGHT DELIVERY SERVICE OR
       EXPRESS MAIL

          FMI Funds
          c/o U.S. Bancorp Fund Services, LLC
          3rd Floor
          615 East Michigan Street
          Milwaukee, WI  53202-5207

   PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES THROUGH
SERVICING AGENTS

   If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

   The redemption price per share you receive for redemption requests is the next determined net asset value after:

   o U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information and documents as necessary. Shareholders should contact U.S. Bancorp Fund Services, LLC for further information concerning documentation required for redemption of fund shares for certain account types.

   o If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

PAYMENT OF REDEMPTION PROCEEDS

   o U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

   o If you request in the letter of instruction, U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. U.S. Bancorp Fund Services, LLC currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

   o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

   When redeeming shares of the Funds, shareholders should consider the following:

   o  The redemption may result in a taxable gain.

   o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

   o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

   o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   o The Funds reserve the right to refuse a telephone redemption request (which may be made only through Servicing Agents) if they believe it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.
      They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a Servicing Agent cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

   o If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

   o The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash.

EXCHANGING SHARES

   Shares of any of the FMI Funds may be exchanged for shares of any other FMI Fund as well as for shares of FMICommon Stock Fund, FMI Focus Fund, FMILarge Cap Fund and First American Prime Obligations Fund at their relative net asset values. FMICommon Stock Fund, FMI Focus Fund and FMILarge Cap Fund are other mutual funds advised by the Adviser. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund, a money market mutual fund. Neither U.S. Bancorp Fund Services, LLC nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

   Call the transfer agent to obtain the necessary authorization forms and any one of the following Prospectuses: (a) FMI Common Stock Fund, (b) FMI Focus Fund, (c) FMI Large Cap Fund or (d) First American Prime Obligations Fund. This exchange privilege does not constitute an offering or recommendation on the part of the FMI Funds or the Adviser of an investment in any of the foregoing mutual funds.

HOW TO EXCHANGE SHARES

   1. Read this Prospectus and, if applicable, the prospectuses for FMI Common Stock Fund, FMIFocus Fund, FMI Large Cap Fund or First American Prime Obligations Fund carefully.

   2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

   3. Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

DIVIDENDS, DISTRIBUTIONS AND TAXES

   Each of the FMI Funds distributes substantially all of its net investment income and substantially all of its capital gains annually. You have four distribution options:

   o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

   o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

   You may make this election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-811-5311.

   If you elect to have dividends and/or capital gain distributions paid in cash, the FMI Funds will automatically reinvest all distributions under $10 in additional Fund shares.

   If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the FMI Funds as undeliverable or remains uncashed for six months, the FMI Funds reserve the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Strategy Fund, the Growth Fund, the Emerging Growth Fund and the Small Cap Value Fund expect that their distributions generally will consist primarily of long-term capital gains.

FINANCIAL HIGHLIGHTS

   The financial highlights tables are intended to help you understand a Fund's financial performance for the past five fiscal years of operations for the Strategy Fund, the Growth Fund and the Small Cap Value Fund and for the period of its operations for the Emerging Growth Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report which is available upon request.

                                 STRATEGY FUND

                                                                       FOR THE YEARS ENDED JUNE 30,
                                                     ----------------------------------------------------------------
                                                     2004           2003           2002           2001           2000
                                                     ----           ----           ----           ----           ----

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                  $ 5.22         $ 6.04         $14.02         $23.59         $23.36

Income from investment operations:
   Net investment (loss) income(1)<F11>              (0.03)         (0.02)          0.06          (0.04)         (0.13)
   Net realized and unrealized gains (losses)
     on investments                                   1.37          (0.14)(4)<F14> (1.33)         (5.64)          4.11
                                                    ------         ------         ------         ------         ------
Total from investment operations                      1.34          (0.16)         (1.27)         (5.68)          3.98

Less distributions:
   Dividends from net investment income              (0.00)*<F15>   (0.01)            --             --          (0.02)
   Distributions from net realized gains                --          (0.65)         (6.71)         (3.89)         (3.73)
                                                    ------         ------         ------         ------         ------
Total from distributions                             (0.00)         (0.66)         (6.71)         (3.89)         (3.75)
                                                    ------         ------         ------         ------         ------
Net asset value, end of year                        $ 6.56         $ 5.22         $ 6.04         $14.02         $23.59
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

Total return                                        25.74%         (2.45%)       (15.68%)       (27.01%)        20.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                 8,187          5,802          1,765         12,265         24,186
Ratio of expenses (after reimbursement)
  to average net assets(2)<F12>                      1.20%          1.21%          1.30%          1.30%          1.30%
Ratio of net investment (loss) income
  to average net assets(3)<F13>                     (0.54%)        (0.54%)         0.65%         (0.12%)        (0.64%)
Portfolio turnover rate                             48.76%         51.79%        161.67%        120.34%         46.67%

(1)<F11> In 2004, 2003 and 2002, net investment (loss) income per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F12> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, as follows: 1.89%, 3.11%, 3.06%, 1.56% and 1.40%, respectively.
(3)<F13> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, as follows: (1.23%), (2.44%), (1.11%), (0.38%) and (0.74%), respectively.
(4)<F14> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
  *<F15>   Amount less than $0.005 per share.

                                  GROWTH FUND

                                                                       FOR THE YEARS ENDED JUNE 30,
                                                     ----------------------------------------------------------------
                                                     2004           2003           2002           2001           2000
                                                     ----           ----           ----           ----           ----

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                  $ 3.96         $ 3.92         $ 5.07         $11.62         $15.60

Income from investment operations:
   Net investment loss(1)<F16>                       (0.03)         (0.03)         (0.03)         (0.05)         (0.08)
   Net realized and unrealized gains (losses)
     on investments                                   0.76           0.07          (1.12)         (1.94)          2.52
                                                    ------         ------         ------         ------         ------
Total from investment operations                      0.73           0.04          (1.15)         (1.99)          2.44

Less distributions:
   Dividend from net investment income                  --             --             --             --             --
   Distributions from net realized gains                --             --             --          (4.56)         (6.42)
                                                    ------         ------         ------         ------         ------
Total from distributions                                --             --             --          (4.56)         (6.42)
                                                    ------         ------         ------         ------         ------
Net asset value, end of year                        $ 4.69         $ 3.96         $ 3.92         $ 5.07         $11.62
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

Total return                                        18.43%          1.02%        (22.53%)       (20.54%)        22.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                 4,926          3,972          4,144          5,860         12,151
Ratio of expenses (after reimbursement)
  to average net assets(2)<F17>                      1.30%          1.30%          1.30%          1.30%          1.29%
Ratio of net investment loss
  to average net assets(3)<F18>                     (0.77%)        (0.74%)        (0.73%)        (0.70%)        (0.65%)
Portfolio turnover rate                             94.10%        108.42%         70.55%        111.99%        123.92%

(1)<F16> Net investment loss per share is calculated using average shares outstanding.
(2)<F17> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, 2.78%, 3.17%, 2.71%, 1.87% and 1.54%, respectively.
(3)<F18> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, (2.25%),
          (2.61%), (2.14%), (1.27%) and (0.90%), respectively.

                              EMERGING GROWTH FUND

                                                               FOR THE YEARS ENDED JUNE 30,                     SEPTEMBER 30,
                                                     -------------------------------------------------         1999(1)<F19> TO
                                                     2004           2003           2002           2001          JUNE 30, 2000
                                                     ----           ----           ----           ----          -------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                $ 7.56         $ 9.09         $11.37         $12.77             $10.00

Income from investment operations:
   Net investment loss(4)<F22>                       (0.11)         (0.08)         (0.11)         (0.12)             (0.06)
   Net realized and unrealized gains
     (losses) on investments                          1.96          (1.45)         (2.17)         (1.28)              2.97
                                                    ------         ------         ------         ------             ------
Total from investment operations                      1.85          (1.53)         (2.28)         (1.40)              2.91

Less distributions:
   Dividend from net investment income                  --             --             --             --                 --
   Distribution from net realized gains                 --             --             --             --              (0.14)
                                                    ------         ------         ------         ------             ------
Total from distributions                                --             --             --             --              (0.14)
                                                    ------         ------         ------         ------             ------
Net asset value, end of period                      $ 9.41         $ 7.56         $ 9.09         $11.37             $12.77
                                                    ------         ------         ------         ------             ------
                                                    ------         ------         ------         ------             ------

Total return                                        24.47%        (16.83%)       (20.05%)       (10.96%)            29.21%(3)<F21>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)              31,314         28,677         24,270         15,320             11,491
Ratio of expenses (after reimbursement)
  to average net assets(5)<F23>                      1.30%          1.30%          1.30%          1.30%              1.30%(2)<F20>
Ratio of net investment loss
  to average net assets(6)<F24>                     (1.20%)        (1.17%)        (1.15%)        (0.99%)            (0.80%)(2)<F20>
Portfolio turnover rate                            106.40%         98.57%         68.18%        146.88%             91.54%

(1)<F19>   Commencement of operations.
(2)<F20>   Annualized.
(3)<F21>   Not annualized.
(4)<F22> In 2004, 2003 and 2002, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)<F23> Computed after giving effect to Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the years ending June 30, 2004, 2003, 2002 and 2001 and for the period September 30, 1999(1) to June 30, 2000, 1.44%, 1.71%, 1.75%, 1.69% and 1.70%(2), respectively.
(6)<F24> If the Fund had paid all of its expenses, the ratios would have been for the years ending June 30, 2004, 2003, 2002 and 2001 and for the period September 30, 1999(1) to June 30, 2000, (1.34%), (1.58%),
           (1.60%), (1.38%) and (1.20%)(2), respectively.

                              SMALL CAP VALUE FUND

                                                                       FOR THE YEARS ENDED JUNE 30,
                                                     ----------------------------------------------------------------
                                                     2004           2003           2002           2001           2000
                                                     ----           ----           ----           ----           ----

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                  $11.87         $15.70         $13.96         $11.62         $13.28

Income from investment operations:
   Net investment (loss) income(1)<F25>              (0.05)         (0.03)            --           0.05           0.01
   Net realized and unrealized gain (loss)
     on investments                                   3.94          (2.23)          2.03           2.49          (1.58)
                                                    ------         ------         ------         ------         ------
Total from investment operations                      3.89          (2.26)          2.03           2.54          (1.57)

Less distributions:
   Dividends from net investment income                 --          (0.00)            --          (0.03)            --
   Distributions from net realized gains                --          (1.57)         (0.29)         (0.17)         (0.09)
                                                    ------         ------         ------         ------         ------
Total from distributions                                --          (1.57)         (0.29)         (0.20)         (0.09)
                                                    ------         ------         ------         ------         ------
Net asset value, end of year                        $15.76         $11.87         $15.70         $13.96         $11.62
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

Total return                                        32.77%        (14.91%)        14.73%         22.16%        (11.82%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                18,537         31,610         42,964         38,249         36,731

Ratio of expenses (after reimbursement)
  to average net assets(2)<F26>                      1.30%          1.30%          1.29%          1.30%          1.25%
Ratio of net investment (loss) income
  to average net assets(3)<F27>                     (0.36%)        (0.22%)         0.01%          0.16%          0.10%
Portfolio turnover rate                             44.65%         40.02%         56.79%         65.37%         57.31%

(1)<F25> Net investment (loss) income per share is calculated using average shares outstanding.
(2)<F26> Computed after giving effect to Adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the years ending June 30, 2004, 2003, 2002, 2001 and 2000, the ratios would have been 1.49%, 1.50%, 1.44%, 1.42% and 1.33%, respectively.
(3)<F27> If the Fund had paid all of its expenses for the years ending June 30, 2004, 2003, 2002, 2001 and 2000, the ratios would have been
           (0.55%), (0.42%), (0.14%), 0.04% and 0.02%, respectively.

                           Not part of the Prospectus

                                FMI Mutual Funds
                                 PRIVACY POLICY

We collect the following nonpublic personal information about you:

    o Information we receive from you on or in applications or other forms, correspondence or conversations.

    o  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of any Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

  To learn more about the FMI Mutual Funds you may want to read the FMI Mutual Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The FMI Mutual Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the FMI Mutual Funds' investments by reading the FMI Mutual Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-811-5311.

  Prospective investors and shareholders who have questions about the FMI Mutual Funds may also call the above number or write to the following address:

  FMI MUTUAL FUNDS, INC.
  100 EAST WISCONSIN AVENUE
  SUITE 2200
  MILWAUKEE, WISCONSIN 53202

  The general public can review and copy information about the FMI Mutual Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the FMI Mutual Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing to:

  PUBLIC REFERENCE SECTION
  SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C.  20549-0102

  Please refer to the FMI Mutual Funds, Inc. Investment Company Act File No. 811-04722, when seeking information about the FMI Mutual Funds from the Securities and Exchange Commission.